Exhibit 10.53

Chordiant Software

Order Form

By the terms of this Order Form, Chordiant Software International GmbH (“Chordiant”) agrees to license its software to [DAK] (“DAK”), a customer of IBM Deutschland GmbH (“IBM”) in accordance with the terms of the Software License and Services Agreement (the “License Agreement”) dated December __, 2006 between Chordiant and DAK. In consideration of Chordiant entering into such License Agreement, IBM will pay Chordiant in the amounts and on the terms set forth below in this Order Form.

Customer Name: [DAK, Deutsche Angestellten Krankenkasse]

A: SOFTWARE LICENSE

Designated Center:

Hardware:  HP Proliant
Operating System: SLES 9 (SUSE LINUX ENTERPRISE SERVER, V9)
Customer Application: Contact Center Architecture
Customer Relational Database (Marketing product Software): UDB
Geographic Location: Germany
Licensed End-User: DAK

Software Product(s)	Quantity	License Type (i.e. Named User/Client, Server, Developer) URN’s (no. of)	License Fee

Chordiant Call Center Advisor Browser Edition	20,000	Concurrent Users

Chordiant Foundation Server	Enterprise	CPU
- Application Components
- Business Process Server
- Security Server
- Café Server
- CTI Server
- Persistence Server
- Request Server
- JDBC Connector
- Chordiant Connector for WebSphere MQ
- Chordiant Interaction Controller

Chordiant Tools Bundle	Enterprise	Developers
- Chordiant Business Process Designer
- Chordiant Café Developer Environment

Chordiant Marketing Director	9 Mio	URN

Chordiant Rules Server	4	CPU

Chordiant Rules Designers	5	Designers

License Fee			€11,017,000
plus applicable statutory VAT

B. Payment Terms

IBM will issue a purchase order to Chordiant on or before December 19, 2006 for the license fee described above (Total = €11,017,000 + VAT). The license fee is due and payable to Chordiant within 10 days.

Miscellaneous.

Additionally, the parties agree that:

(i)
Chordiant warrants for a period of twelve months from the delivery date that the Software, as delivered by Chordiant, will substantially perform the functions described in the associated Documentation in all material respects when operated on the application server on which the Documentation states the Software can operate. Provided that IBM gives Chordiant written notice of a breach of the foregoing warranty during the warranty period, Chordiant shall correct any reproducible errors that cause the breach of the warranty in accordance with its technical support policies, or if Chordiant is unable to make the Software operate as warranted, Customer shall be entitled to terminate the Software license, and Chordiant shall refund the License Fees paid for the applicable Software license to IBM.

(ii)	Chordiant warrants the diskettes/CD disks media to be free of defects in materials and workmanship for thirty (30) days from the delivery date. Chordiant shall replace defective media.
(iii)	Except for the remedy provided in clause (i) above, all fees due under this Order Form shall be non-cancelable and the sum paid non-refundable.
(iv)	IBM shall have no right, title or interest to the software licenses described in this Order Form.
(v)
As specified on this Order Form, Chordiant shall deliver to IBM, one copy of the Software media and Documentation (CD-ROM or bound, whichever is generally available) (“Master Copy”) for each Software license specified above for use at the Designated Center. IBM shall be responsible for installation of the Software. Software is deemed accepted upon delivery to IBM.

Chordiant Software International GmbH          Customer:

/s/ Juergen Neubauer                 /s/ Andreas Strausfeld
Signature                     Signature

Juergen Neubauer                 Andreas Strausfeld
Print Name                  Print Name

            Lieter des Geschaftsbereichs
Geschaftsfuhrer                     IT Services
Print Title                      Print Title

19 December 2006                    19 Dezember 2006
Date                   Date

/s/ Peter Norman

Peter Norman
Chief Financial Officer
December 18, 2006

/s/ Steven R. Springsteel

Steven R. Springsteel
President and CEO
December 18, 2006